                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-21340

                     SCUDDER RREEF REAL ESTATE FUND II, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder RREEF Real Estate Fund II, Inc.

Semiannual Report to Stockholders

June 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. REIT Investments can be affected by interest rate moves, economic cycles, and tax and regulatory requirements. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total Return
	6-Month++	Life of Fund*++
Based on Net Asset Value(a)	5.23%	15.79%
Based on Market Price	-6.87%	-3.15%
NAREIT Equity REIT Index+	5.51%	19.96%

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/04	As of 12/31/03
Net Asset Value	$ 15.62	$ 15.45
Market Price	$ 13.68	$ 15.30

Distribution Information
Six Month: Income Dividends (common shareholders) as of 6/30/04	$ .60

* The Fund commenced operations on August 29, 2003. Index comparison begins August 31, 2003.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price. Total returns would have been lower had certain expenses not been reduced.
+ The NAREIT Equity REIT Index is an unmanaged weighted index of REITs which own, or have "equity interest" in, rental estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Karen J. Knudson, John F. Robertson, Mark D. Zeisloft and Jerry Ehlinger discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Fund II, Inc. (Amex listing SRO) during the six-month period ended June 30, 2004.

Q: How did Scudder RREEF Real Estate Fund II, Inc. perform during its most recent semiannual period?

A: Despite volatility in the REIT market, the fund returned 5.23% based on net asset value (NAV) for the six months ended June 30, 2004. This compares with the six-month 5.51% return of the fund's benchmark, the NAREIT Equity REIT Index. Based on market price, the fund posted a -6.87% return. The fund had a closing value of $13.68 based on market price ($15.62 based on net asset value) as of June 30, 2004. (Please see page 4 for additional performance information.) Past performance is no guarantee of future results. The NAREIT Equity REIT Index outperformed the 1.24% return of the Dow Jones Industrial Average and the 3.44% return of the Standard & Poor's 500 index. Of the best-known US stock indices, only the Nasdaq Composite Index (7.02% total return) outperformed real estate investment trusts as represented by the NAREIT Index.1

1 The NAREIT Equity REIT Index is an unmanaged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).
The Dow Jones Industrial Average is an unmanaged index of common stocks of major industrial companies.
The Standard & Poor's 500 index is an unmanaged index widely regarded as representative of the equity market in general.
The Nasdaq Composite Index is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and headquartered in Chicago, is the North American business unit of D B Real Estate, a unit of Deutsche Bank AG. RREEF is a full-service real estate investment advisor that manages approximately $20.7 billion of real estate assets on behalf of its clients, of which $4.7 billion is in real estate securities and approximately $16 billion is invested directly in real estate (as of June 30, 2004). Across the United States, RREEF has more than 400 property management professionals located in 30 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of Scudder RREEF Real Estate Fund II, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q: What other macro factors have affected the performance of REITs year-to-date?

A: The past six months were an exercise in contrasts. For the first quarter, the NAREIT Equity REIT Index was up 12.02%. Then in April, the index plummeted -14.58% and in May, the market reversed itself and the index was up 7.13%. In June, it was up another 2.93%. That adds up to the year-to-date return for the index of 5.51%.

During the first quarter, REIT performance benefited from continued large inflows of money, along with positive economic news. By the end of March, the REIT market was trading at a premium of approximately 20% to underlying property values. Valuations appeared to be stretched due to strong capital inflows. We were at the point where fundamentals were improving, but the market had already priced in those fundamentals - and the REIT market was ripe for a major correction, which occurred in April.

Q: What triggered the sell-off?

A: The event that triggered the correction was the government's jobs report showing strong gains in March. Taking this as a clear sign that the economy was heating up, investors rotated into broad-economy stocks with more leverage to the improving economy and out of yield-oriented investments such as REITs. Much, if not all, of the selling activity was from retail/momentum investors, who tend to jump into or out of the market at the first sign of a change in the direction of a stock's movement. Valuations prior to this sell-off were approaching fairly high levels. Therefore, we are not surprised that the market pulled back given the amount of money that has entered the market year-to-date.

Q: Are REITs vulnerable to rising interest rates?

A: REIT returns are not usually correlated with movements in interest rates. The negative impact of rising rates on underlying property values is offset by the rise in income stream that results from more robust economic activity.

Q: On the flip side, wouldn't strong job growth and an improving economy be positive for real estate?

A: Yes. We believe that REIT fundamentals and earnings will improve over the next several years. The recent positive news concerning jobs should soon begin to drive apartment fundamentals, and we believe office fundamentals will follow suit after a period of sustained growth in employment. In addition, certain property types are showing consistent signs of improvement - specifically, the hotel and industrial sectors, which rely to a lesser extent on job growth. This gives us even greater confidence in the potential for accelerated earnings growth for REITs over the next three years.

To put recent performance in perspective, REITs had benefited from 12 months of nearly "straight-up" price movements without a significant pullback. And REITs posted a 12% gain in the first quarter of this year. But now that the market has corrected, valuations have returned to what we think are reasonable levels. We believe that nervousness in the capital markets may keep REIT prices volatile for a while, but fundamentals should work to the fund's advantage.

Q: How do you account for the difference between the fund's NAV and market price performance during the period?

A: The difference in the two performance figures can be accounted for by the market's perception of leverage in closed-end funds, which brings up an important point. First, it is true that in the case of a leveraged fund such as this one, in a rising market the fund's share price will tend to rise more than it would without leverage, and in a falling market the price will tend to decline more. This accounts for a portion of the spread between the fund's market price and NAV based on REIT market volatility so far in 2004. However, the interest rate risk within Scudder RREEF Real Estate Fund II, Inc. has been mitigated through the use of interest rate swaps to effectively fix the cost of the leveraged debt. This is unlike the case with most other leveraged closed-end funds, where the leverage is on a floating-rate basis, and the level of interest rate risk is much higher. Unfortunately, the market seemingly failed to distinguish Scudder RREEF Real Estate Fund II, Inc.'s fixed-rate leverage structure from the floating-rate leverage structure of other similar funds during the indiscriminate selling of closed-end funds that took place in the second quarter. This is what we believe accounts for the disparity between the fund's NAV and market price returns. The duration for the fund's leverage was 4.2 years of the swap structure as of June 30, with an effective interest rate of 3.36%.

Q: What other factors contributed to and detracted from performance during the period?

A: Sector selection contributed to the fund's performance year-to-date, while overall stock selection detracted from performance. For the six-month period, the fund's slight overweight position in the hotel and apartment sectors, both of which outperformed the industry averages, helped performance. The fund benefited as well from its overweight in the health care sector. Another boost to performance was the fund's underweight in the industrial and office sectors. Additionally, the fund was slightly underweight in the retail sector, an "in-line" performer, which detracted from returns. Our underweight in the regional mall sector was also a detractor.

In terms of stock selection, the main detractors were holdings within the retail and hotel sectors, where the fund held a clear bias toward preferred stocks. Preferred stocks tend to be more volatile in a rising-interest-rate environment, and we are currently looking to reduce our preferred position and add dividend-paying common stocks where we can, especially within the hotel sector. An example of this is Strategic Hotel Capital, Inc., a recent initial public offering that has performed strongly. In the industrial sector, the fund's holdings in First Industrial Realty Trust, Inc. boosted returns. Within health care, the fund benefited from its position in Ventas, Inc., a long-term core holding that has performed well.

Additionally, during the first quarter of 2004 we were effectively transitioning to the fund's final portfolio. For the quarter we were holding more cash in a rising REIT market than we normally would, and putting money to work gradually. Holding this cash position detracted slightly from the fund's six-month performance. The portfolio of Scudder RREEF Real Estate Fund II, Inc. is now fully invested.

Q: Will you describe what took place in the various REIT sectors during the period?

A: We are witnessing some significant improvements in fundamentals within many REIT sectors, particularly hotels. We have seen business travel pick up faster than expected, especially in the New York market, and "revpar" numbers should continue to rise. Revpar - revenue per available room night - is closely monitored by hotel investors and quoted monthly by Smith Travel Research. We think that the impact from improved margins will be felt sooner than most analysts expect, which might spur further upward earnings revisions over the remainder of 2004 and into the following year.

Apartments outperformed the benchmark for the period. The prospect of higher interest rates, an improving economy and better job growth combined to provide the apartment sector with a much-needed lift. Apartments had lagged other sectors during the past 12 to 24 months due to the lack of employment growth. The recent low interest rate environment, which encouraged home purchases over renting, had also hurt the apartment sector. Avalon Bay in particular had been beaten down because of its exposure to Northern California's technology-reliant market. We are now beginning to see signs that the region and the technology sector are improving.

We also favor the mall sector based on its valuation opportunities. It's true that rising interest rates represent a hurdle for this sector, because malls have higher leverage overall and carry a larger proportion of floating-rate debt than other REIT sectors. But we believe that we have "priced in" this factor within our valuation approach; despite their debt levels, malls look attractive.

Within retail - the shopping center sector - we continue to hold an underweight position. This is partly because of valuations and partly because of the sector's less attractive growth opportunities compared with other sectors, such as apartments and hotels. Retail shopping centers have had a nice run, but we expect the sector to underperform over the next 12 months.

The fund continues to underweight offices, but to a lesser degree than in the past. We still perceive a "soft" market for office space across most major metropolitan areas, though New York, Washington, D.C. and Southern California are improving more quickly than the rest of the country. However, this sector has not reached the point of rent growth and the ability to push rates up. Until it reaches that point, we believe there will not be meaningful improvement in earnings growth from this sector. The fund has moved its position in offices slightly closer to index levels for now but is unlikely to increase its allocation for the foreseeable future.

In addition, we have moved to a more benchmark-neutral position in industrials, partly because we cannot identify attractively priced pure industrial names within the fund's investment universe. There is a lot of mixing of office and industrial holdings among the companies we classify as industrial, and the purer plays are more fully valued at present. We do look for improving fundamentals within this sector going forward.

Finally, we have allocated a market weight for health care, a sector that we have been actively following during the past 18 months. While there are still attractively priced opportunities in this sector, we are concerned about the structural deficit (costs outstripping revenue) that exists and will most likely persist through 2005. Whether the incoming government is Democratic or Republican, it is going to have to deal with that deficit as soon as next year. The implications for health care are certainly unclear at this point. Will there be any cuts in reimbursement rates that may affect the operators, which in turn may affect the REITs that own the underlying assets? Industry issues as well as valuations suggest that it's prudent to hold a neutral weighting in health care at present.

Q: What are the long-term prospects for the REIT marketplace?

A: We believe that the most important factor for long-term investors to note is that the improving job picture can translate into better real estate fundamentals, which can in turn mean improved earnings growth for REITs. We recommend that investors look beyond the current period and focus on economic and real estate fundamentals. That said, we believe the REIT market will likely be volatile over the coming months.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2004

Asset Allocation	6/30/04	12/31/03

Common Stocks	85%	75%
Preferred Stocks	14%	12%
Convertible Preferred Stocks	-	2%
Cash Equivalents	1%	11%
Total Asset Allocation	100%	100%

Sector Diversification (excludes cash equivalents)	6/30/04	12/31/03

Office	21%	22%
Apartments	20%	15%
Shopping Centers	15%	15%
Industrials	11%	10%
Regional Malls	10%	13%
Hotels	8%	6%
Health Care	8%	8%
Diversified	7%	6%
Office/Industrials	-	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2004 (44.9% of Portfolio)
1. Apartment Investment & Management Co. (REIT) Owner of diversified portfolio of multifamily apartment properties	5.5%
2. Liberty Property Trust (REIT) Owner of office and industrial properties	5.2%
3. HRPT Properties Trust (REIT) Investor in retirement communities	5.0%
4. The Mills Corp. Series E (REIT) Operator of real estate trust	4.7%
5. Glimcher Realty Trust (REIT) Developer and manager of regional malls and shopping centers	4.6%
6. Amli Residential Properties Trust (REIT) Provider of real estate services	4.5%
7. First Industrial Realty Trust, Inc. (REIT) Developer and manager of bulk warehouses and light industrial properties	4.4%
8. Gables Residential Trust (REIT) Developer and manager of multifamily apartment communities	4.1%
9. Arden Realty Group, Inc. (REIT) Owner of office properties	4.0%
10. Simon Property Group, Inc. (REIT) Operator of real estate investment trust	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of June 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 132.1%
Apartments 29.4%
Amli Residential Properties Trust (REIT)	1,445,700	42,416,838
Apartment Investment & Management Co. Class A (REIT)	1,667,859	51,920,451
Archstone-Smith Trust (REIT)	521,808	15,304,628
Gables Residental Trust (REIT)	1,156,000	39,280,880
Summit Properties, Inc. (REIT)	937,400	24,034,936
Town & Country Trust (REIT)	314,200	7,930,408
		180,888,141
Diversified 9.4%
Crescent Real Estate Equities Co. (REIT)	556,300	8,967,556
Duke Realty Investments, Inc. (REIT)	538,800	17,139,228
iStar Financial, Inc. (REIT)	455,300	18,212,000
Lexington Corporate Properties Trust (REIT)	451,500	8,989,365
One Liberty Properties, Inc. (REIT)	150,000	2,724,000
Sizeler Property Investors, Inc. (REIT)	161,700	1,489,257
		57,521,406
Health Care 12.3%
LTC Properties, Inc. (REIT)	918,900	15,253,740
National Health Investors, Inc. (REIT)	63,800	1,734,722
Nationwide Health Properties, Inc. (REIT)	852,800	16,117,920
Senior Housing Properties Trust (REIT)	1,024,800	17,206,392
Ventas, Inc. (REIT)	704,300	16,445,405
Windrose Medical Properties Trust (REIT)	805,000	8,846,950
		75,605,129
Hotels 9.5%
Hersha Hospitality Trust (REIT)	2,112,300	20,869,524
Hospitality Properties Trust (REIT)	431,700	18,260,910
Strategic Hotel Capital, Inc. (REIT)*	1,300,300	19,114,410
		58,244,844
Industrials 17.3%
EastGroup Properties, Inc. (REIT)	361,500	12,171,705
First Industrial Realty Trust, Inc. (REIT)	1,120,100	41,309,288
First Potomac Realty Trust (REIT)	170,000	3,258,900
Liberty Property Trust (REIT)	1,234,500	49,639,245
		106,379,138
Office 27.7%
Arden Realty Group, Inc. (REIT)	1,304,972	38,379,227
CRT Properties, Inc. (REIT)	444,500	10,276,840
Equity Office Properties Trust (REIT)	332,000	9,030,400
Glenborough Realty Trust, Inc. (REIT)	1,480,008	27,158,147
Highwoods Properties, Inc. (REIT)	988,300	23,225,050
HRPT Properties Trust (REIT)	4,815,000	48,198,150
Mack-Cali Realty Corp. (REIT)	343,482	14,213,285
		170,481,099
Regional Malls 15.2%
Glimcher Realty Trust (REIT)	2,062,753	45,628,096
Pennsylvania Real Estate Investment Trust (REIT)	597,539	20,465,711
Simon Property Group, Inc. (REIT)	533,800	27,447,996
		93,541,803
Retail 0.4%
Developers Diversified Realty Corp. (REIT)*	104,700	2,535,834
Shopping Centers 10.9%
Cedar Shopping Centers, Inc. (REIT)	250,000	2,872,500
Heritage Property Investment Trust (REIT)	1,002,200	27,119,532
New Plan Excel Realty Trust (REIT)	812,100	18,970,656
Ramco-Gerhsenson Properties Trust (REIT)	754,800	18,288,804
		67,251,492
Total Common Stocks (Cost $772,936,615)		812,448,886

Preferred Stocks 21.5%
Apartments 0.5%
Apartment Investment & Management Co. 8.0% (REIT)	136,200	3,285,144
Diversified 1.3%
Capital Automotive 8.0%, Series B (REIT)	320,000	8,080,000
Hotels 3.4%
FelCor Lodging Trust, Inc. 9.0% (REIT)	116,600	2,915,000
Host Marriott Corp. 8.875%, Series E	363,500	9,251,075
LA Quinta Corp. 9.0% Series A	86,500	2,166,825
LaSalle Hotel Properties 8.375%, Series B	270,000	6,750,000
		21,082,900
Office 4.8%
Alexandria Real Estate Equities, Inc. 8.375%, Series C (REIT)	395,200	10,077,600
SL Green Realty Corp. 7.625% Series C (REIT)	775,000	19,375,000
		29,452,600
Shopping Centers 11.5%
Kramont Realty Trust 8.25% Series E (REIT)	800,000	20,160,000
Saul Centers, Inc. 8.0% (REIT)	200,000	5,100,000
The Mills Corp. 8.75% Series E (REIT)	1,720,000	45,081,200
		70,341,200
Total Preferred Stocks (Cost $131,683,867)		132,241,844

Cash Equivalents 1.3%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $8,077,130)	8,077,130	8,077,130

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $912,697,612) (a)	154.9	952,767,860
Other Assets and Liabilities, Net	2.0	12,568,352
Preferred Stock, at Redemption Value	(56.9)	(350,000,000)
Net Assets Applicable to Common Shareholders	100.0	615,336,212

* Non-income producing security.
(a) The cost for federal income tax purpose was $912,697,612. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $40,070,248. This consisted of aggregate gross unrealized appreciation for all securities in which there was a excess of value over tax cost of $53,753,648 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,683,400.
(b) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

At June 30, 2004, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
11/26/2003 11/26/2006	87,500,000+	Fixed - 2.805%	USD - Floating LIBOR BBA	927,500
1/14/2004 1/14/2008	87,500,000++	Fixed - 2.992%	USD - Floating LIBOR BBA	2,528,750
11/26/2003 11/26/2008	87,500,000+	Fixed - 3.589%	USD - Floating LIBOR BBA	1,513,750
11/26/2003 11/26/2010	87,500,000+++	Fixed - 4.065%	USD - Floating LIBOR BBA	2,082,500
Total net unrealized appreciation				7,052,500

Counter Party:
+ Bank of America
++ UBS AG
+++ Goldman, Sachs & Co.
LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $904,620,482)	$ 944,690,730
Investment in Scudder Cash Mangement QP Trust (cost $8,077,130)	8,077,130
Total investments in securities, at value (cost $912,697,612)	952,767,860
Receivable for investments sold	283,458
Dividends receivable	6,882,103
Interest receivable	6,310
Net unrealized appreciation on interest rate swaps	7,052,500
Other assets	11,071
Total assets	967,003,302
Liabilities
Distributions payable	129,677
Interest payable on interest rate swaps	850,446
Accrued offering costs	49,767
Accrued Investment Management fee	468,914
Other accrued expenses and payables	168,286
Total liabilities	1,667,090
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 14,000 shares issued and outstanding)	350,000,000
Net assets applicable to common shareholders, at value	$ 615,336,212
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	$ 2,494,182
Net unrealized appreciation (depreciation) on: Investments	40,070,248
Interest rate swaps	7,052,500
Accumulated net realized gain (loss)	9,045,547
Paid-in capital	556,673,735
Net assets applicable to common shareholders, at value	$ 615,336,212
Net Asset Value
Net Asset Value per common share ($615,336,212 / 39,389,389 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 15.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 32,204,841
Interest	121,695
Total Income	32,326,536
Expenses: Investment Management fee	4,071,213
Services to shareholders	12,523
Custodian and accounting fees	42,356
Auditing	35,681
Legal	31,550
Directors' fees and expenses	19,277
Reports to shareholders	40,180
Stock exchange listing fee	17,290
Registration fees	188
Auction agent fee	467,021
Other	19,907
Total expenses, before expense reductions	4,757,186
Expense reductions	(1,195,132)
Total expenses, after expense reductions	3,562,054
Net investment income (loss)	28,764,482
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,028,000
Interest rate swaps	(3,982,453)
9,045,547
Net unrealized appreciation (depreciation) during the period on: Investments	(13,340,266)
Interest rate swaps	8,067,500
(5,272,766)
Net gain (loss) on investment transactions	3,772,781
Net increase (decrease) in net assets resulting from operations	32,537,263
Distributions to Preferred Shareholders	(2,158,865)
Net increase (decrease) in net assets, applicable to common shareholders	$ 30,378,398

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	For the period August 29, 2003 (commencement of operations) to December 31, 2003+
Operations: Net investment income (loss)	$ 28,764,482	$ 8,074,839
Net realized gain (loss) on investment transactions	9,045,547	696,529
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,272,766)	52,395,514
Net increase (decrease) in net assets resulting from operations	32,537,263	61,166,882
Distributions to Preferred Shareholders	(2,158,865)	(521,556)
Net increase (decrease) in net assets, applicable to common shareholders	30,378,398	60,645,326
Distributions to common shareholders from: Net investment income	(23,633,633)	(7,485,988)
Net realized gains	-	(1,241,626)
Tax return of capital	-	(3,080,074)
Fund share transactions: Proceeds from issuance of common shares	-	563,272,910
Net proceeds from shares issued to common shareholders in reinvestment of distributions	-	899,820
Offering costs from issuance of common shares	-	(734,184)
Sales load on issuance of Preferred shares	-	(3,500,000)
Offering costs from issuance of Preferred shares	-	(284,740)
Net Increase (decrease) in net assets from Fund share transactions	-	559,653,806
Increase (decrease) in net assets	6,744,765	608,491,444
Net assets at beginning of period	608,591,447	100,003*
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $2,494,182 and $477,802, respectively)	$ 615,336,212	$ 608,591,447
Other Information
Common shares outstanding at beginning of period (original capital)	39,389,389	6,981**
Common shares issued	-	39,320,971
Common shares issued to shareholders in reinvestment of distributions	-	61,437
Net increase (decrease) in Fund common shares	-	39,382,408
Common shares outstanding at end of period	39,389,389	39,389,389

* Seed capital
** Shares issued from seed capital
+ Certain amounts have been reclassified to conform to current period presentation. See Note G in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2004[a]	2003[b,c]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 15.45	$ 14.33[d]
Income (loss) from investment operations: Net investment income (loss)[e]	.73	.21
Net realized and unrealized gain (loss) on investment transactions	.09	1.34
Total from investment operations	.82	1.55
Distributions to Preferred Shareholders (common share equivalent)	(.05)	(.01)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	.77	1.54
Less distributions to common shareholders: Net investment income	(.60)	(.19)
Net realized gains	-	(.03)
Tax return of capital	-	(.08)
Total distributions to common shareholders	(.60)	(.30)
Dilution resulting from issuance of Preferred Shares[f]	-	(.10)
Offering costs charged to paid-in capital	-	(.02)
Net asset value, end of period	$ 15.62	$ 15.45
Market price, end of period	$ 13.68	$ 15.30
Total Return
Based on net asset value (%)[g,h]	5.23**	10.04**
Based on market price (%)[g,h]	(6.87)**	3.99**

	2004[a]	2003[b,c]
Ratios to Average Net Assets and Supplemental Data
Common share information at period end
Net assets, end of period ($ millions)	615	609
Ratios based on net assets of common shares Expenses before expense reductions (%)	1.56*	1.17*
Expenses after expense reductions (%)	1.17*	.87*
Net investment income (loss) (%)[i]	9.44*	4.35*
Common share and Preferred share information at period end
Ratios based on net assets of common and Preferred Shares Expenses before expense reductions (%)	.99*	.96*
Expenses after expense reductions (%)	.74*	.71*
Net investment income (loss) (%)	6.01*	3.56*
Portfolio turnover rate (%)	48*	.1*
Preferred share information at period end Aggregate amount outstanding ($millions)	350	350
Asset coverage per share ($)***	68,953	68,471
Liquidation and market value per share ($)	25,000	25,000
[a] For the six months ended June 30, 2004 (Unaudited).
[b] As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratios for the period ended June 30, 2004 by 1.31% and 0.84% based on net assets of common shares and common and preferred shares, respectively and net investment income per share by $0.10. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income ratios by 0.32% and 0.26% based on net assets of common shares and common and preferred shares, respectively, and to net investment income per share of $0.01, in the year ended December 31, 2003.
[c] For the period from August 29, 2003 (commencement of operations) to December 31, 2003.
[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[e] Based on average common shares outstanding during the period.
[f] On November 19, 2003, the Fund issued 14,000 Preferred shares.
[g] Total returns based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[h] Total return would have been lower had certain expenses not been reduced.
[i] Net investment income ratios do not reflect such payments to Preferred shareholders. Ratios reflecting such payments were 8.73% and 3.94% for the six months ended June 30, 2004 and the period ended December 31, 2003, respectively.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred shares divided by the total number of Preferred shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

On August 29, 2003, the Fund issued an aggregate of 35,000,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations. On October 14, 2003, the Fund issued an additional 4,320,971 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. In addition on November 19, 2003 the Fund issued 14,000 Preferred Shares.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 shares of Series A, 2,800 shares of Series B, 2,800 shares of Series C, 2,800 shares of Series D and 2,800 shares of Series E Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At June 30, 2004, the annualized dividend rate, as set by the auction process, for Series A, Series B, Series C, Series D and Series E was 1.40%, 1.42%, 1.39%, 1.40% and 1.54%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each preferred share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Organization and Offering Costs. Costs incurred by the Fund in connection with its organization of common shares, amounting to $51,914, were paid by the Fund during the period ended December 31, 2003. Offering costs of $734,184 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital during the period ended December 31, 2003. Offering costs of $284,740 were incurred in connection with the offering of Preferred Shares and were charged directly to paid-in capital during the period ended December 31, 2003.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $312,728,548 and $224,140,686, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc., ("DeAM, Inc." or the "Investment Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject to the general oversight of the Fund's Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets of both Common and Preferred Shares, computed and accrued daily and payable monthly.

In addition, for the six months ended June 30, 2004, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of the Fund's average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares) until August 28, 2008, such waiver declining by 0.05% in each of the next four years. Accordingly, for the period, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $1,193,626 and the amount imposed aggregated $2,877,587 which was equivalent to an annual effective rate of 0.60% of the Fund's average daily total managed assets of both Common and Preferred Shares.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer, dividend-disbursing agent and registrar for common shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc., ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2004 by SISC aggregated $12,523, of which $11,566 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2004 by SFAC aggregated $27,300, all of which is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, is the auction agent with respect to the Preferred shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund. The amount charged to the Fund ("Auction Agent Fee") for the six months ended June 30, 2004, aggregated $467,021, of which $33,223 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2004, the Fund's custodian fee was reduced by $1,506 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

G. Change in Accounting Policy

As a result of a recent FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. In addition, prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income and decreased net realized gains by $3,982,453 and $599,940 for periods ended June 30, 2004 and December 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

Scudder RREEF Real Estate Fund II, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Stockholder Meeting Results

The Annual Meeting of Stockholders of Scudder RREEF Real Estate Fund II, Inc. (the "Fund") was held on June 4, 2004. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below):

1. To elect three Class I Directors of the fund, by holders of common stock and preferred stock voting together as a single class, to hold office for a term of three years, or until their respective successors are duly elected and qualified.

	Number of Votes:
	For	Withheld
Richard R. Burt	31,598,199	273,028
S. Leland Dill	31,587,033	284,194
Martin J. Gruber	31,600,321	270,906

Account Management Resources

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management, Inc. 280 Park Avenue New York, NY 10017
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	UBS Securities LLC 299 Park Avenue New York, NY l0l71
Transfer Agent	Scudder Investments Service Company 811 Main Street Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110

AMEX Symbol	SRO	CUSIP Number	81119R108

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

--------------------------------------------------------------------------------
                                  (a)                       (b)
                                  Total Number of           Average Price Paid
Period                            Shares Purchased          per Share

--------------------------------------------------------------------------------

January 1 through January 31                  0                         $0

February 1 through February 29                0                         $0

March 1 through March 31                      0                         $0

April 1 through April 30                      0                         $0

May 1 through May 31                          0                         $0

June 1 through June 30                        0                         $0

--------------------------------------------------------------------------------
Total                                         0                         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        (c)                   (d)
                                        Total Number of       Maximum Number of
                                        Shares Purchased as   Shares that May
Period                                  Part of Publicly      Yet Be Purchased
                                        Announced Plans       Under the Plans
                                        or Programs           or Programs
--------------------------------------------------------------------------------

January 1 through January 31                 n/a                      n/a

February 1 through February 29               n/a                      n/a

March 1 through March 31                     n/a                      n/a

April 1 through April 30                     n/a                      n/a

May 1 through May 31                         n/a                      n/a

June 1 through June 30                       n/a                      n/a

--------------------------------------------------------------------------------
Total                                        n/a                      n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         RREEF Real Estate Fund II, Inc.

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         RREEF Real Estate Fund II, Inc.

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004